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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 3, 2009

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                             NATIONAL LAMPOON, INC.
               (Exact name of registrant as specified in Charter)



     Delaware                        0-15284                   95-4053296
 (State or other              (Commission File No.)          (IRS Employee
 jurisdiction of                                           Identification No.)
  incorporation
 or organization)

                       8228 Sunset Boulevard, Third Floor
                          Los Angeles, California 90046
                    (Address of Principal Executive Offices)

                                  310-474-5252
                            (Issuer Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))


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Item 5.02         Departure of Directors or Certain Officers; Election of
                  Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                  On August 3, 2009 Mr. Rick D. Snow was appointed as our interim Chief Financial Officer.

                  Mr. Snow, age 45, has been a CPA since 1987 and is the Executive Vice President and Chief Financial Officer of Obsidian Enterprises, a position he has held since April 2003, and Executive Vice President and Chief Financial Officer of Fair Finance Company, a position he had held since February 2002. His duties include overseeing the financial management of these entities, including implementing financial reporting, systems and engaging in strategic planning. Prior to his appointment to these positions, Mr. Snow practiced as a CPA with various national and regional accounting firms, overseeing business and assurance services and business advisory services. Mr. Snow earned a Bachelor of Business Administration degree from Kent State University and is a member of the American Institute of Certified Public Accounts and the Ohio Society of Certified Public Accounts. Mr. Snow expects to devote approximately 80 to 90 hours per month to our business.

                  There is no family relationship between Mr. Snow and any of our directors or executive officers. Mr. Snow does not now have, nor has he had during the period from August 1, 2007 to the present, a direct or indirect material interest in any transaction with us that would require disclosure under
Item 404(a) of Regulation S-K.

                  Mr. Snow is not a participant or a party to any material plan, contract or arrangement, including any compensatory plan, contract or arrangement, with us.

SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 5, 2009

                                            NATIONAL LAMPOON, INC.



                                            By: /s/ Timothy S. Durham
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                                                Timothy S. Durham
                                                Interim Chief Executive Officer